Ex.  10.56


                             [CardioTech Letterhead}




                                                    October 10, 2001


Implant  Sciences  Corporation
107  Audubon  Road
Wakefield, Massachusetts 01880-1246

Ladies  and  Gentlemen:

          We are pleased to confirm that we are extending to you ("Borrower") a line of credit of up to an aggregate amount of $500,000 (the "Credit Line"), subject to the terms and provisions, and on the conditions, set forth herein and in the other documents entered into in connection with the Credit Line.

          1.     The  Credit  Line
                 -----------------

          Borrowings under this Credit Line shall be evidenced by a grid note (the "Note"), a copy of which is attached hereto as Exhibit A. Under this Credit Line, borrowings may be made from time to time in the minimum amount of $25,000 and shall be repayable in full on October 12, 2002 (the "Maturity Date"), but may be prepaid at any time in whole or in part with accrued interest to the date of prepayment. You may request borrowings hereunder only in compliance with all the terms and conditions hereof and you may not make any borrowings hereunder after the Maturity Date. The aggregate amount that you may borrow under the Credit Line is $500,000. Any amounts borrowed and repaid prior to the Maturity Date may not be reborrowed. Any amounts outstanding shall bear interest, payable monthly in arrears, at a variable rate per annum equal to 2% above the Prime Rate set forth in the Wall Street Journal from time to time, all as more fully set forth in the Note.

          The  Credit  Line  shall  be  secured  by  a second priority lien (the
"Credit Line Lien") on all of the personal property and fixtures of the Borrower, whether tangible or intangible, including, without limitation, all accounts receivable, goods, equipment, inventory, intellectual property, trade secrets, formulae, processes, software and general intangibles (including tax refunds), all as more fully set forth in the security agreement (the "Security Agreement") attached hereto as Exhibit B. The Credit Line Lien will be second in priority only to Citizens Bank (the "Existing Lender") and only to secure debt no greater than the principal amount of $367,650.00. All of your obligations under this Credit Line shall be guaranteed by Anthony J. Armini ("Guarantor") pursuant to the guarantee (the "Guarantee" attached hereto as Exhibit C. In addition, the holders of other debt of the Borrower identified on Schedule D-1 will execute and deliver to us a subordination agreement (the "Subordination Agreement" and together with this Line of Credit Letter, the Note, the Security Agreement and the Guarantee, sometimes referred to herein collectively as the "Loan Documents" and each a "Loan Document") in the form attached hereto as Exhibit D.

          2.     Conditions,  Representations  and  Warranties,  and  Covenants
                 --------------------------------------------------------------

          The Line of Credit may be utilized by you for a period of one year ending on October 12, 2002; provided, however, THE CONTINUING AVAILABILITY OF
                               -----------------
THIS LINE OF CREDIT IS AT ALL TIMES SUBJECT TO YOUR COMPLIANCE WITH THE TERMS, PROVISIONS AND CONDITOINS OF EACH LOAN DOCUMENT. WE HAVE NO OBLIGATION TO MAKE ANY ADVANCE TO YOU UPON THE OCCURRENCE OF ANY DEFAULT UNDER ANY LOAN DOCUMENT. In addition, the continuing availability of the Credit Line is subject to your furnishing us with such financial statements as you provide the Existing Lender at the time you provide such financial statements to the Existing Lender and such other information, including interim financial statements, concerning your business, affairs or financial condition as we may from time to time request.

          All payments of principal, interest and fees payable by you under this Credit Line shall be made in immediately available funds at our office at78-E Olympia Avenue, Woburn, MA 01801.

          (a)  Representations and Warranties.

               To induce us to make the advances described herein, you hereby represent and warrant to us as follows:

               (i) Borrower (A) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, (B) has all requisite corporate power and authority to execute and deliver the Loan Documents to which it is a party and to carry out the transactions and perform its obligations contemplated thereby and to own its properties and carry out its business as presently conducted, (C) is duly qualified as a foreign corporation and is in good standing in such states or jurisdictions in which the business conducted by it and the location of its assets require it to qualify as a foreign corporation, and (D) has all necessary licenses, authorizations, registrations, permits and approvals to own its properties and carry on its business as presently conducted;

               (ii) The execution and delivery by Borrower of each of the Loan Documents to which it is a party and the performance by Borrower of all of its obligations thereunder (i) have been duly authorized by all necessary corporate action on the part of the Borrower, (ii) will not violate or be in conflict with (a) any provisions of any applicable law, statute, code, regulation or rule (including without limitation, any applicable usury or similar law), (b) any order, rule or regulation of any court or other agency of government, or (c) any provision of the Articles of Incorporation or By-Laws of Borrower, (iii) will not violate, be in conflict with, or result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement, or other instrument to which Borrower is a party or by which Borrower or any of its properties or assets are or may be bound, and (iv) except as otherwise contemplated by the Loan Documents, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of Borrower's properties or assets.;

               (iii) There is no pending or threatened, action or proceeding (whether before any court, governmental agency, tribunal or arbitration, or otherwise) affecting Borrower or Guarantor that may materially adversely affect the condition (financial or otherwise) of any of such parties or that purports to affect the legality, validity or enforceability of any of the Loan Documents except as set forth in Schedule E hereto; and

               (iv) The audited income statement for the 12 months ending, and the balance sheet dated as of, June 30, 2000, and the unaudited income statement for the nine months ended, and the balance sheet dated as of, March 31, 2001 (together the "Financial Statements"), have been prepared in compliance with generally accepted accounting principals, applied on a consistent basis, are true and correct as of such dates and for such periods, do not fail to disclose any material liabilities of the Borrower, and there has not occurred any material adverse effect upon the business or condition (financial or otherwise) of the Borrower since March 31, 2001.

               (v) The Borrower and the Guarantor have duly executed and delivered each of the Loan Documents to it or he is a party, as the case may be. Each of the Loan Documents constitutes a legal, valid and binding instrument, enforceable against Borrower and Guarantor (if a party to the applicable Loan Document) in accordance with its terms.

               (vi) No (A) consent, approval or authorization of, or registration, declaration or filing with any governmental authority, or (B) consent, approval or authorization (other than from Citizens Bank is required is required from any other person or entity, in connection with or as a condition precedent to the due and valid execution and delivery by Borrower or Guarantor of the Loan Documents to which it or he is a party, as the case may be, the performance of each of their respective obligations thereunder, or to the legality, validity, binding effect, performance or enforceability of any of the respective terms, provisions or conditions thereof.

               (vii) The Borrower has not created, incurred, assumed or caused to exist any lien on any of its assets, except for to the existing liens in favor of the Existing Lender securing the indebtedness of Borrower to the Existing Lender under a certain term loan facility in the original principal amount of $750,000 of which $367,650 is outstanding as of the date hereof (such loan in the principal amount not to exceed $367,650). Borrower shall not without our prior written approval directly or indirectly make, create, incur, assume or permit to exist any assignment, lien, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or own or acquire or agree to acquire any property of any character to be included in the collateral subject to any of the foregoing encumbrances, except for the lien in favor of the Existing Lender described above, and the Borrower will not, without obtaining our prior written approval, sign, file or authorize the signing or filing of a financing statement under the Uniform Commercial Code of any jurisdiction within the United States.

          (b)     Covenants.

               Until the Maturity Date, the Borrower hereby covenants and agrees with us as follows:

               (i) To maintain its existence as a validly existing corporation under the law of the Commonwealth of Massachusetts;

               (ii) To comply with all terms, provisions and covenants of its agreements with the Existing Lender and not to permit any default thereunder;

               (iii) Not to incur any additional indebtedness for borrowed money other than that which exists as of June 30, 2001;

               (iv) Unless contested in good faith and by appropriate proceeding, promptly pay when due all lawful claims and taxes which, if unpaid, might become a lien or charge on its or his property or assets;

               (v) Not to incur, create, assume or suffer to exist any mortgage, pledge, lien, security interest, charge or other encumbrance of any nature whatsoever on the Collateral other than in our favor or in favor of the Existing Lender; and

               (vi) To comply with all terms, provisions and covenants of each Loan Document.

          (c)     Conditions  Precedent.

          You hereby agree to pay, upon the execution of this Credit Line Letter and thereafter on demand, all of our attorneys' fees we incur in connection with the Credit Line, each and every borrowing hereunder, and any administration or enforcement of any Loan Document or our rights or remedies thereunder or hereunder. Further, you will pay to us a fee (the "Line Fee") equal to $15,000, which Line Fee is payable on the earlier to occur of (a) April 10, 2002 or (b) your first borrowing under the Credit Line. The foregoing payments that you hereby agree to pay us are both your covenant to us and a condition to our advancing any funds to you under the Credit Line. In addition, our agreement to extend to you this Credit Line, on the terms set forth herein, is further subject to and conditioned upon, your delivering to us, at or prior to your first borrowing (and where indicated, to be given to us at the time of each borrowing), the following:

          (i) the Note, executed and delivered by an authorized officer of your company;

          (ii) a certificate, in the form attached as Exhibit F hereto, signed by an authorized officer of your company, (A) restating all of the representations and warranties set forth herein as if each such representation and warranty were made as of the date of each such borrowing, (B) certifying that all such representations and warranties are true as of such date and (C) certifying that the Borrower has complied with all obligations under all Loan Documents, and there does not exist any default hereunder or under any other Loan Document, Existing Lender Document, or any other agreement between the Borrower (or any of its affiliates) and us (or any of our affiliates), such agreement being sometimes referred to herein as a "Borrower Agreement";

          (iii) the Security Agreement executed and delivered by an authorized officer, together with copies of such UCC financing statements as we may require, and any amendments thereto which may, in the opinion of our counsel, be desirable or necessary in order to fully perfect the security interests in the collateral granted therein (including, without limitation, any and all intellectual property) with any and all governmental offices (including, without limitation, the U.S. Patent and Trademark Office);

          (iv)  the  Guarantee  signed  by  the  Guarantor;

          (v) a legal opinion, delivered by legal counsel reasonably acceptable to us, in the form attached hereto as Exhibit F;

          (vi) our receipt in form satisfactory to us of a certified copy of resolutions of your Board of Directors authorizing your execution, delivery and performance of this agreement and the Loan Documents to be executed by your company and a certified copy of the articles of incorporation of your company, certified by the Secretary of State of the jurisdiction of its incorporation as of a date no less than three days prior to the date of the first borrowing hereunder, and a Certificate of Good Standing of Borrower issued by the Secretary of State of the jurisdiction of organization as of a date no less than three days prior to the date of the first borrowing hereunder;

          (vii) our receipt of any and all documents, instruments and other filings duly executed by Borrower and Guarantor which may, in the opinion of our counsel, be desirable or necessary to fully perfect the security interests granted by Borrower to secure the indebtedness hereunder.

          Further, without limiting the generality of anything contained herein, it is a condition precedent to our making any advances to you under the Credit Line that on the date of each advance which the Borrower requests, that (x) all of the Borrower's representations and warranties made herein or in any other Loan Document, and in any agreement or instrument between the Borrower and the Existing Lender (an "Existing Lender Agreement"), be true and correct as of such date, (y) that the Borrower has complied with all of its covenants made herein, in any other Loan Document and any Existing Lender Agreement and (z) there shall not have occurred any default hereunder, in any other Loan Document, in any Existing Lender Agreement or under any Borrower Agreement.

          3.     Borrowing  Requests.
                 -------------------

          In the event that the Borrower desires to request a borrowing hereunder, the Borrower will submit its request, in writing, at least 10 days in advance of the date on which the borrowing is requested, to us at the address set forth above (or such other address as we designate in writing to Borrower at its address above), to the attention of Michael Szycher. Such request will state the amount of such request, the date that the advance is requested to be made, the account in a commercial bank located in the United States that the Borrower requests that we wire transfer the funds (together with complete wiring instructions), together with all items required pursuant hereto. By making such request, the Borrower is authorizing us to (a) deduct from any such advance any and all amounts owed by the Borrower to us, hereunder or otherwise and (b) to make an appropriate entry on the Note of such borrowing.

          NO AMENDMENT, MODIFICATION OR WAIVER OF ANY PROVISION OF THIS LINE OF CREDIT LETTER NOR CONSENT TO ANY DEPARTURE BY US FROM THE TERMS HEREOF SHALL BE EFFECTIVE, IRRESPECTIVE OF ANY COURSE OF DEALING, UNLESS THE SAME SHALL BE IN WRITING AND SIGNED BY US AND THEN SUCH WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN.

          This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Please note that to the extent any of the terms or provisions of this Line of Credit Letter conflict with those contained in the Note or any of the Loan Documents, the terms and provisions of the Note and of such other Loan Documents shall govern.

          This agreement and the other Loan Documents to which Borrower is a party embody the entire agreement between Borrower and us relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

          All notices, requests, consents or other communications provided for in or to be given under this agreement shall be in writing, may be delivered in person, by facsimile transmission (fax), by overnight air courier or by certified or registered mail, and shall be deemed to have been duly given and to have become effective (a) upon receipt if delivered in person or by fax (and followed by the same or next business day of mailing of such faxed notice by one of the other methods of delivery permitted hereunder), (b) one day after having been delivered to an overnight air courier, or (c) three days after having been deposited in the mails as certified or registered mail, all fees prepaid, directed to the parties at the following addresses (or at such other address as shall be given in writing by a party hereto):

               If  intended  for  us:

               Cardiotech  International,  Inc.
               78-E  Olympia  Avenue
               Woburn,  MA  01801
               Attention:   Michael  Szycher
               Tel:  (781)  933-4772
               Fax:  (781)  937-4218

               With  a  copy  to:

               Ellenoff  Grossman  Schole  &  Cyruli,  LLP
               370  Lexington  Avenue,  Suite  1900
               New  York,  New  York  10017
               Attention:  Barry  Grossman,  Esq.
               Tel:  (212)  370-1300
               Fax:  (212)  370-7889

               If  intended  for  Borrower:

               Implant  Sciences  Corporation
               107  Audubon  Road
               Wakefield,  Massachusetts  01880-1246
               Tel:  (781)  246-0700
               Fax:  (781)  246-3561

               With  a  copy  to:

               Law Office of Bruce A. Bierhans LLC
               294  Pleasant  Street
               Stoughton,  Mass.  02072
               Attention:  Bruce  A.  Bierhans,  Esq.
               Tel:  (781)  297-0005
               Fax:  (781)  297-7427

          WE EACH AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENTS RELATING TO THISCREDIT LINE, MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN OR CLOSEST IN GEOGRAPHIC PROXIMITY TO MIDDLESEX COUNTY, MASSACHUSETTS.

          EACH OF US HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENTS RELATING TO THISCREDIT LINE. YOU ALSO HEREBY WAIVE THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIM OF LACHES OR SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

          If this agreement is acceptable to you, please sign and return to us a copy of this letter no later than October 15, 2001, at which time this Credit Line Letter shall be null and void and of no force or effect if it is not signed by you and returned to us.




                              Very  truly  yours,

                              Cardiotech  International,  Inc.


                              By:  /s/  Michael  Szycher
                                 -----------------------
                                 Michael  Szycher
                                 President


Agreed  to  and  accepted:

Implant  Sciences  Corporation


By:  /s/  Anthony  J.  Armini
   --------------------------
     Anthony  J.  Armini
     President